UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 South Figueroa Street, Suite 4050 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 330-4300

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.      Other Events.

On December 1, 2014, Genufood Energy Enzymes Corp. (the “Company”) incorporated a wholly-owned subsidiary in Thailand.  The subsidiary is called Genufood Enzymes (Thailand) Co., Ltd. (“Genufood Thailand”) and was formed to market and distribute ProCellax, ProAnilax, Adam’s Peak natural spring water, TaniNZ Premium pure natural artesian water and Ayala’s Herbal Water in Thailand.  Genufood Thailand will also be the Internet Retailer in Thailand conducting internet sales and handling the OEM contract re-packing of the ProCellax range of enzyme products and Adam’s Peak natural spring water bottling in Thailand.  Genufood Thailand’s office address is Level 9, 1-7 Silom Road, Zuellig House Building, Silom, Bangrak, Bangkok 10500, Thailand. Its telephone number is +66 2 231 8261 and its fascimile number is  +66 2 231 8121.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: December 2, 2014	By:	/s/ Yi Lung Lin
Yi Lung Lin, Director